SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): March 18, 2004


                                  CHATTEM, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Tennessee                        0-5905                        62-0156300
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(State of                    (Commission File No.)              (IRS Employer
 incorporation)                                              Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

     99.1 Press Release Dated March 18, 2004

Item 12. Results of Operations and Financial Condition

     On March 18, 2004, the Company issued a press release announcing financial results for the fiscal first quarter ended February 29, 2004 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

     The Press Release contains disclosure regarding the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"), a non-GAAP financial measure. The most directly comparable GAAP financial measure to EBITDA is net income. A reconciliation of EBITDA to net income is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The attachment to the Press Release also sets forth net income margin as the most directly comparable GAAP financial measure to EBITDA margin.

     The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. EBITDA should be considered in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. Further, EBITDA is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility.

     The Press Release also contains disclosure regarding the Company's net income (excluding debt extinguishment charges), a non-GAAP financial measure. A reconciliation of net income (excluding debt extinguishment charges) to net loss for the first quarter of fiscal 2004 is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of net income (excluding debt extinguishment charges) to be useful information for comparison with forecasted net income without the effect of debt extinguishment charges for the first fiscal quarter of 2004.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 18, 2004                             CHATTEM, INC.

                                           By:__________________________________
                                           A. Alexander Taylor II
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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  99.1                     Press Release dated March 18, 2004